Supplement to:

                 Calvert Tax-Free Reserves Long-Term Portfolio
             Calvert Tax-Free Reserves Vermont Municipal Portfolio

                             Calvert Municipal Fund

                                  Prospectuses
                              dated April 30, 1998

                   Date of this Supplement: February 1, 1999

IMPORTANT INFORMATION FOR INVESTORS considering an investment that will cause their account in one of the following Portfolios or Funds to be $1 million or more:

         Calvert Tax-Free Reserves Long-Term Portfolio
         Calvert Tax-Free Reserves Vermont Municipal Portfolio
         Calvert National Municipal Intermediate Fund
         Calvert California Municipal Intermediate Fund
         Calvert Maryland Municipal Intermediate Fund
         Calvert Virginia Municipal Intermediate Fund

Contingent Deferred Sales Charge for Purchases of $1 million or more:

Purchases of shares in the above Portfolios at NAV for accounts with $1 million or more will be subject to a 1.0% contingent deferred sales charge
(CDSC) on shares redeemed within 1 year of purchase.

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

Calvert Distributors, Inc., the Fund's principal underwriter, pays dealers a finder's fee on shares purchased at NAV in accounts with $1 million or more. The finder's fee is 1% of the NAV purchase amount on the first $2 million,
 .80% on $2 to $3 million, .50% on $3 to $50 million, .25% on $50 to $100 million, and .15 over $1 million. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc. Service fees will not be paid to dealers on assets subject to the finder's fee until the 13th month.